                         BEASLEY MEZZANINE HOLDINGS LLC

                                SECOND AMENDMENT
                               TO CREDIT AGREEMENT

          This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of March 4, 2002 and entered into by and among Beasley Mezzanine Holdings LLC ("Borrower"), the financial institutions listed on the signature pages hereof ("Lenders"), the Credit Support Parties (as defined in the Section 4 below) and Bank of Montreal, Chicago Branch, as administrative agent for Lenders (in such capacity, "Administrative Agent"), and is made with reference to that certain Credit Agreement dated as of August 31, 2000, by and among Borrower, Lenders, the Agents named therein and Administrative Agent as amended by that certain First Amendment dated as of August 13, 2001 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

          WHEREAS, the Credit Support Parties and the Lenders desire to amend and modify the Credit Agreement as set forth below;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          Section 1. AMENDMENTS TO THE CREDIT AGREEMENT AND CERTAIN AGREEMENTS

          1.1  Amendments to Section 1: Provisions Relating to Defined Terms
               -------------------------------------------------------------

          A. Additional Definitions. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following additional definitions, which shall be inserted in proper alphabetical order:

          "Second Amendment" means the Second Amendment to this Agreement dated
     as of March   , 2002.
                 --

          "Second Amendment Effective Date" has the meaning set forth in the Second Amendment.

          B. Deleted Definitions. The definition of "Leverage Reduction Date" set forth in subsection 1.1A of the Credit Agreement is hereby deleted in its entirety and any reference to such term in the Credit Agreement and the other Loan Documents shall be of no further force or effect.

          C. Revised Definitions. Subsection 1.1 of the Credit Agreement is hereby further amended by revising the following definitions:

          (i) The definition of "Consolidated Operating Cash Flow" is hereby restated in its entirety as follows:

               "Consolidated Operating Cash Flow" shall mean for Borrower and its Subsidiaries on a consolidated basis and determined in accordance with GAAP, for the four (4) Fiscal Quarter period ending on the date of determination, (a) net income or loss for such period, excluding
          (i) unusual, extraordinary or otherwise non-operating income, gains and losses, if any, for such period (other than for periods ending on or prior to June 30, 2001 to the extent previously included in the calculation of Consolidated Operating Cash Flow) and (ii) the write-up or write-down of assets for such period, plus (b) to the extent deducted in determining net income for such period, the sum of (i) depreciation expense for such period, (ii) amortization expense for such period, (iii) Consolidated Interest Expense during such period,
          (iv) taxes expensed during such period whether current or deferred,
          (v) other deferred or non-cash expenses relating to trade for such period, (vi) LMA Payments for such period with respect to any Permitted Acquisition during such period, (vii) fees and expenses paid by the Borrower and its Subsidiaries hereunder or under the other Loan Documents for the effectiveness of such agreements and the other Closing Date transactions and in connection with the initial public offering of Holdings in February of 2000, (viii) all legal fees and expenses incurred by Borrower and its Subsidiaries with respect to any acquisition or disposition of a Station permitted hereunder as a "like-kind" exchange under Section 1031 of the Internal Revenue Code,
          (ix) legal fees incurred by Borrower and its Subsidiaries with respect to any acquisition of a Station permitted hereunder, to the extent such legal fees do not exceed $50,000 for any such acquisition or series of related acquisitions, (x) up to $50,000 in the aggregate of legal fees associated with the litigation between WQAM-AM and the Florida Marlins, Inc., and (xi) expenses related to fourth quarter 2001 employee and contract termination costs in an aggregate amount not to exceed $630,000, minus (c) to the extent included in
                                  -----
          determining net income for such period, non-cash revenue relating to trade provided, however, that during the Marlins Addback Period
                --------  -------
          Borrower shall be permitted at its election (such election to be evidenced by delivery of the first Compliance Certificate delivered hereunder utilizing such Marlins Addback) to use the Marlins Addback to increase (without duplication) the calculation of Consolidated Operating Cash Flow solely for purposes of calculating the Consolidated Total Debt Ratio for all purposes hereunder (but not for purposes of calculating compliance with any other financial covenant hereunder). For purposes of calculating Consolidated Operating Cash Flow with respect to assets not owned by the Borrower and its Subsidiaries for the full preceding 12-month period, Consolidated Operating Cash Flow shall be calculated as if (A) any operations acquired by Borrower and its Subsidiaries at any time during the preceding 12-month period had been in fact owned by Borrower and its

          Subsidiaries for the full preceding 12-month period, and (B) any operations disposed of by Borrower and its Subsidiaries at any time during the preceding 12-month period had not been owned by Borrower and its Subsidiaries for any of the full preceding 12-month period.

          1.2  Amendments to Section 2: Amounts and Terms of Commitments and
               -------------------------------------------------------------
               Loans
               -----

          A. Interest on the Loans. Subsection 2.2A of the Credit Agreement is hereby amended by:

          (i) Deleting the table set forth therein and substituting the following therefor:

=====================================================================================================
                                                                      Applicable Margin
                                                                      -----------------
                      Consolidated                                Base                 LIBOR
                    Total Debt Ratio                           Rate Loan             Rate Loan
=====================================================================================================
Greater than or equal to 7.00:1.00                        1.875%                3.125%
-----------------------------------------------------------------------------------------------------
Greater than or equal to 6.50:1.00 but less than
7.00:1.00                                                 1.625%                2.875%
-----------------------------------------------------------------------------------------------------
Greater than or equal to 6.00:1.00 but less than
6.50:1.00                                                 1.250%                2.500%
-----------------------------------------------------------------------------------------------------
Greater than or equal to 5.50:1.00 but less than
6.00:1.00                                                 1.000%                2.250%
-----------------------------------------------------------------------------------------------------
Greater than or equal to 5.00:1.00 but less than
5.50:1.00:                                                0.750%                2.000%
-----------------------------------------------------------------------------------------------------
Greater than or equal to 4.50:1.00 but less than
5.00:1.00                                                 0.625%                1.875%
-----------------------------------------------------------------------------------------------------
Greater than or equal to 4.00:1.00 but less than
4.50:1.00                                                 0.375%                1.625%
-----------------------------------------------------------------------------------------------------
Greater than or equal to 3.50:1.00 but less than
4.00:1.00                                                 0.125%                1.375%
-----------------------------------------------------------------------------------------------------
Less than 3.50:1.00                                       0.000%                1.125%
=====================================================================================================

          (ii) By restating the final sentence thereof as follows:

               "Anything to the contrary in this Agreement notwithstanding, (i) during the period from the Second Amendment Effective Date until three Business Days after the date of delivery of the Compliance Certificate required hereunder for the Fiscal Quarter ended March 31, 2002, the Applicable Margin shall be 2.125% for Base Rate Loans and 3.375% for LIBOR Rate Loans (without any increase pursuant to clause (ii) below) and (ii) without duplication of, or addition to, the increase set forth in the preceding clause (i), during any Marlins Addback Period each of the Applicable Margins set forth above shall be increased by 0.50%."

          B. Repayments, Prepayments and Reductions in Revolving Loan Commitments; General Provisions Regarding Payments.

          (i) Subsection 2.4B(iii)(a)(1) of the Credit Agreement is hereby amended by adding the following proviso to the end thereof as follows:

               "; provided further that anything to the contrary in this
                  -------- -------
          Agreement notwithstanding, (i) 100% of the Net Cash Proceeds of the sale of WRNO-FM/KMEZ-FM shall be applied as set forth in the Second Amendment and (ii) for any other Asset Sale during the Marlins Addback Period or at any time the Consolidated Total Debt Ratio is greater than 6.00:1.00, 100% of the Net Cash Proceeds of such Asset Sale shall be applied upon receipt first to prepay the outstanding Term Loans to the full extent thereof and second to repay outstanding Revolving Loans to the full extent thereof (without reducing the Revolving Loan Commitments)."

          (ii) Subsection 2.4B(iii)(b) is hereby amended by adding the following proviso to the end of the first sentence thereof:

               "; provided that anything in this Agreement to the contrary
                  --------
          notwithstanding, 100% of the Net Securities Proceeds received during any Marlins Addback Period shall be applied first to prepay the outstanding Term Loans to the full extent thereof and second to repay outstanding Revolving Loans to the full extent thereof (without reducing the Revolving Loan Commitments)."

          1.3  Amendments to Section 7: Borrower's Negative Covenants
               ------------------------------------------------------

          A. Investments; Joint Ventures. Subsection 7.3(viii) of the Credit Agreement is hereby amended by restating the proviso at the end of clause (b) thereof as follows:

               "provided, that during the Marlins Addback Period or when the
                --------
          Consolidated Total Debt Ratio is greater that 6.00:1.00, Borrower and its Subsidiaries shall not be permitted to make any of the foregoing Investments in Cash and the aggregate amount of the non-Cash Investments made during such Marlins Addback Period or when the Consolidated Total Debt Ratio is greater than 6.00:1.00 shall not exceed $5,000,000.

          B. Restricted Junior Payments. Subsection 7.5 is hereby amended by restating clause (a) thereof as follows:

               "(a) as long as no Marlins Addback Period has occurred and is continuing or would result therefrom and as long as the Consolidated Total Debt Ratio is less than 5.50:1.00, Borrower may make Cash distributions to Holdings or NewHoldco for the repurchase by Holdings pursuant to open market transactions in compliance with all applicable laws of publicly owned Equity Securities of Holdings' in an aggregate cumulative amount since the Closing Date not to exceed $25,000,000;"

          C. Minimum Interest Coverage Ratio. Subsection 7.6A of the Credit Agreement is hereby amended by deleting the table set forth therein and substituting the following table therefor:

================================================================================
                                                       Minimum Interest
               Periods                                     Coverage
                                                             Ratio
================================================================================
Closing Date - September 30, 2001                           1.75:1.00
--------------------------------------------------------------------------------
October 1, 2001 - March 31, 2002                            1.50:1.00
--------------------------------------------------------------------------------
April 1, 2002 - June 30, 2002                               1.60:1.00
--------------------------------------------------------------------------------
July 1, 2002 - September 30, 2002                           1.75:1.00
--------------------------------------------------------------------------------
October 1, 2002 and thereafter                              2.00:1.00
================================================================================

          D. Minimum Fixed Charge Coverage Ratio. Subsection 7.6B of the Credit Agreement is hereby amended by deleting the reference to "1.10:1.00" set forth therein and substituting "1.05:1.00" therefor.

          E. Consolidated Total Debt Ratio. Subsection 7.6C of the Credit Agreement is hereby amended in its entirety by deleting the table and the proviso following the table therein and substituting the following table therefor:

===============================================================================
                                                              Maximum
                 Periods                                Consolidated Total
                                                            Debt Ratio
===============================================================================
Closing Date - March 31, 2001                               6.75:1.00
-------------------------------------------------------------------------------
April 1, 2001 - June 30, 2001                               6:50:1.00
-------------------------------------------------------------------------------
July 1, 2001 - March 30, 2002                               7.00:1.00
-------------------------------------------------------------------------------
March 31, 2002                                              7.25:1.00
-------------------------------------------------------------------------------
April 1, 2002 - June 30, 2002                               7.00:1.00
-------------------------------------------------------------------------------
July 1, 2002 - September 30, 2002                           6.75:1.00
-------------------------------------------------------------------------------
October 1, 2002 - December 31, 2002                         6.25:1.00
-------------------------------------------------------------------------------
January 1, 2003 - March 31, 2003                            6.00:1.00
-------------------------------------------------------------------------------
April 1, 2003 - December 31, 2003                           5.50:1.00
-------------------------------------------------------------------------------
January 1, 2004 - December 31, 2004                         5.00:1.00
-------------------------------------------------------------------------------
January 1, 2005 - December 31, 2005                         4.50:1.00
-------------------------------------------------------------------------------
January 1, 2006 and thereafter                              4.00:1.00
===============================================================================

          F. Restrictions on Fundamental Changes; Asset Sales and Acquisitions. Subsection 7.7(iv) of the Credit Agreement is hereby amended by deleting the reference to "6.25:1.00" set forth in the proviso therein and substituting "6.00:1.00" therefor.

          Section 2. CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date") on or before March 31, 2002:

          A. Sale of Stations; Application of Proceeds; Reduction of Commitments. Each of the following conditions shall have been met:

               (i) Borrower shall have consummated the sale of WRNO-FM/KMEZ and 100% of the Net Cash Proceeds of such sale together with other funds shall have been applied to prepay the outstanding Term Loans in an aggregate amount of not less than $19,500,000 (such payment of the Term Loans to be applied pro rata to the scheduled installments of the Term Loans set forth in subsection 2.4A(i) of the Credit Agreement remaining at such time);

               (ii) Borrower shall have effected a voluntary reduction of the Revolving Loan Commitments in an aggregate amount of not less than $30,500,000 (such reduction to be applied pro rata to the scheduled Revolving Loan Commitment reductions set forth in subsection 2.4A(ii) of the Credit Agreement remaining at such time); and

               (iii) after giving effect to the application of such proceeds and such reductions, the aggregate outstanding Term Loan principal amount shall not exceed $130,500,000 and the aggregate Revolving Loan Commitments shall not exceed $119,500,000.

          B. Amendment Fee. Administrative Agent shall have received, for the ratable benefit of Lenders executing a counterpart hereof on or before March 12, 2002 (the "Consenting Lenders"), an amendment fee equal to 0.20% of the sum as of such date of the aggregate Term Loan Exposure and Revolving Loan Exposure of the Consenting Lenders (after giving effect to the prepayments and reductions pursuant to Section 2A above) payable on the Second Amendment Effective Date. All such fees (or any portion thereof) once paid shall be non-refundable.

          C. Fees and Expenses. Borrower shall have paid all other fees and expenses in connection with the Credit Agreement and this Amendment due and payable at such time including, without limitation, the fees and expenses previously billed and described in Section 5B below.

          Section 3. BORROWER'S REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

          A. Corporate Power and Authority. Each Credit Support Party has all requisite corporate power and authority to enter into this Amendment and each Credit Support Party has all requisite corporate power and authority to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement") to the extent it is a party thereto.

          B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each Credit Support Party to the extent it is a party thereto.

          C. No Conflict. The execution, delivery and performance by each Credit Support Party of this Amendment and the performance by Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Credit Support Party, the Certificate or Articles of Incorporation or Bylaws or similar organizational and governing documents of any Credit Support Party or any order, judgment or decree of any court or other agency of government binding on any Credit Support Party,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Credit Support Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Support Party (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Credit Support Party.

          D. Governmental Consents. The execution, delivery and performance by each Credit Support Party of this Amendment and the performance by Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except for disclosure filings with the Securities and Exchange Commission.

          E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each Credit Support Party party thereto and are the legally valid and binding obligations of such Credit Support Party, enforceable against such Credit Support Party in accordance with their respective terms to the extent such Credit Support Party is a party thereto, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Credit Agreement. After giving effect to this Amendment, the representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. Absence of Default. After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

          Section 4. ACKNOWLEDGMENT AND CONSENT

          Each of Holdings, Borrower and each other Credit Party (each individually a "Credit Support Party" and collectively, the "Credit Support Parties") hereby acknowledges and agrees that each Loan Document to which it is a party is in full force and effect and shall not be limited or impaired in any manner by the effectiveness of this Amendment and the transactions contemplated hereby.

          Section 5. MISCELLANEOUS

          A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          (iv) Any conforming grammatical, numerical or other corrections required by the modifications to the Credit Agreement and other Loan Documents (including, without limitation, the Compliance Certificate) set forth in this Second Amendment shall be deemed made.

          B. Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower.

          C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Holdings, Borrower, each other Credit Party and Requisite Lenders, and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                     BEASLEY MEZZANINE HOLDINGS, LLC


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

HOLDINGS:                     BEASLEY BROADCAST GROUP, INC.


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

OTHER CREDIT PARTIES:         BEASLEY FM ACQUISITION CORP.,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              BEASLEY BROADCASTING OF EASTERN NORTH
                              CAROLINA, INC.,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              BEASLEY BROADCASTING OF EASTERN
                              PENNSYLVANIA, INC.,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              BEASLEY BROADCASTING OF NEW JERSEY, INC.,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                              BEASLEY NEVADA HOLDINGS, INC.


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              BEASLEY BROADCASTING OF NEVADA, LLC,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              KJUL LICENSE, LLC,


                              By: BEASLEY BROADCASTING OF NEVADA, LLC,
                                  its sole member


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              BEASLEY BROADCASTING OF BOSTON, INC.,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              BRAP HOLDINGS, INC. (f/k/a REDD MIAMI
                              HOLDINGS, INC.),


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                              BEASLEY BROADCASTING OF AUGUSTA, INC.,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              BEASLEY COMMUNICATIONS, INC.,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              CSRA BROADCASTERS, INC.,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              WCHZ LICENSE, LLC,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              WWNN LICENSE, LLC,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                              WGAC LICENSE, LLC,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              WGOR LICENSE, LLC,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              WRCA LICENSE, LLC,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              BEASLEY INTERNET VENTURES, LLC,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              BEASLEY INTERNET VENTURES II, LLC,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                              WJST LICENSE LIMITED PARTNERSHIP,


                              By: BEASLEY RADIO, INC.,
                              its general partner


                                  By:
                                     -------------------------------
                                     Name:
                                     Title:


                              W&B MEDIA, INC.,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              BEASLEY BROADCASTING OF    SOUTHWEST
                              FLORIDA, INC.,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:


                              BEASLEY BROADCASTING OF COASTAL
                              CAROLINA, INC.,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                              BEASLEY-REED ACQUISITION PARTNERSHIP,


                              By: BEASLEY FM ACQUISITION CORP.,
                                  its general partner


                                  By:
                                     -------------------------------
                                     Name:
                                     Title:


                              BEASLEY RADIO, INC.,


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                              WAEC LICENSE LIMITED PARTNERSHIP,
                              WXTU LICENSE LIMITED PARTNERSHIP,
                              WPOW LICENSE LIMITED PARTNERSHIP,
                              WRXK LICENSE LIMITED PARTNERSHIP,
                              WAZZ LICENSE LIMITED PARTNERSHIP,
                              WDAS LICENSE LIMITED PARTNERSHIP,
                              WKIS LICENSE LIMITED PARTNERSHIP,
                              WIKS LICENSE LIMITED PARTNERSHIP,
                              WMGV LICENSE LIMITED PARTNERSHIP,
                              WXNR LICENSE LIMITED PARTNERSHIP,
                              WFLB LICENSE LIMITED PARTNERSHIP,
                              WJBX LICENSE LIMITED PARTNERSHIP


                              By: BEASLEY FM ACQUISITION CORP.,
                                  the general partner of each of the foregoing


                                  By:
                                     ------------------------------
                                     Name:
                                     Title:

                              WTMR LICENSE LIMITED PARTNERSHIP,


                              By: BEASLEY BROADCASTING OF NEW JERSEY, INC.,
                                  its general partner


                                  By:
                                     ------------------------------
                                     Name:
                                     Title:


                              WNCT LICENSE LIMITED PARTNERSHIP,


                              By: BEASLEY BROADCASTING OF COASTAL
                                  CAROLINA, INC.,
                                  its general partner


                                  By:
                                     ------------------------------
                                     Name:
                                     Title:


                              WKML LICENSE LIMITED PARTNERSHIP,


                              By: BEASLEY BROADCASTING OF EASTERN
                                  NORTH CAROLINA, INC.,
                                  its general partner


                                  By:
                                     ------------------------------
                                     Name:
                                     Title:


                              WWDB LICENSE LIMITED PARTNERSHIP,


                              By: BEASLEY BROADCASTING OF EASTERN
                                  PENNSYLVANIA, INC.,
                                  its general partner


                                  By:
                                     ------------------------------
                                     Name:
                                     Title:

                              WXKB LICENSE LIMITED PARTNERSHIP,


                              By: BEASLEY BROADCASTING OF SOUTHWEST
                                  FLORIDA, INC.,
                                  its general partner


                                  By:
                                     ------------------------------
                                     Name:
                                     Title:


                              WSFL LICENSE LIMITED PARTNERSHIP,


                              By: W&B MEDIA, INC.,
                                  its general partner


                                  By:
                                     ------------------------------
                                     Name:
                                     Title:


                              WQAM LICENSE LIMITED PARTNERSHIP,


                              By: BEASLEY-REED ACQUISITION PARTNERSHIP,
                                  its general partner

                                  By: BEASLEY FM ACQUISITION CORP.,
                                      its general partner


                                      By:
                                         --------------------------
                                         Name:
                                         Title:

LENDERS:                      BANK OF MONTREAL, CHICAGO BRANCH,
                              individually and as Administrative Agent


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                              FLEET NATIONAL BANK


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                              BANK OF AMERICA, N.A.


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                              THE BANK OF NEW YORK


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                              ING (US) CAPITAL CORP.


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                              CREDIT SUISSE FIRST BOSTON


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                              U.S. BANK NATIONAL ASSOCIATION


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                              WELLS FARGO BANK, NATIONAL
                              ASSOCIATION


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                              COOPERATIEVE CENTRALE RAIFFEISEN-
                              BOERENLEENBANK B.A., "RABOBANK
                              NEDERLAND", NEW YORK BRANCH


                              By:
                                 ----------------------------------
                                 Name:
                                 Title:

                              CITY NATIONAL BANK


                              By:
                                 ----------------------------------
                                 Name:
                                 Title: